UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 29, 2016

AMERICA GREENER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53757	20-8195637
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

254 South Mulberry Street, Suite 113, Mesa, AZ	85202
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (480) 664-3650

none
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2016, Mr. John P. Mooney resigned as a member of the Board of Directors of America Greener Technologies, Inc., and from all other positions with our company and our subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICA GREENER TECHNOLOGIES, INC.

Date: August 29, 2016	By: /s/ Russell Corrigan
Russell Corrigan, Chief Executive Officer

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